Penn Series Funds, Inc.

Large Cap Value Fund

Supplement dated March 8, 2013

to the Prospectus dated May 1, 2012

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus

Portfolio Manager Changes for the Large Cap Value Fund (the “Fund”)

Effective February 28, 2013, Michael S. Levine replaced Mitch Williams as portfolio manager of the Fund, which is sub-advised by OppenheimerFunds, Inc. Mr. Levine will serve as the portfolio manager of the Fund until March 11, 2013, at which time Laton Spahr will replace Mr. Levine as portfolio manager of the Fund.

As a result of the foregoing, the information under the heading “Portfolio Managers” in the Fund’s “Fund Summary” section in the Prospectus is replaced in its entirety with the information below.

Portfolio Managers

Michael S. Levine, CFA, has served as a portfolio manager of the Fund since February 28, 2013. Effective March 11, 2013, Laton Spahr, CFA, will replace Mr. Levine as portfolio manager of the Fund.

In addition, the second paragraph under the headings “Management — Sub-Advisers — OppenheimerFunds, Inc.” is replaced in its entirety with the information below.

Michael S. Levine, CFA, is primarily responsible for the day-to-day management of the Large Cap Value Fund’s investments. Mr. Levine has been a portfolio manager of the Fund since February 28, 2013. He has been a Vice President of Oppenheimer since June 1998 and Senior Portfolio Manager of Oppenheimer since September 2000. He is a portfolio manager and an officer of portfolios in the Oppenheimer complex.

Effective March 11, 2013, Laton Spahr, CFA, will replace Mr. Levine as portfolio manager of the Fund and become primarily responsible for the day-to-day management of the Large Cap Value Fund’s investments. Mr. Spahr was a Senior Portfolio Manager for Columbia Management Investment Advisers, LLC from 2003 to 2013 and an Equity Analyst there from 2001 to 2002. He is a portfolio manager of portfolios in the Oppenheimer complex.

As noted in the Fund’s Supplement dated February 25, 2013 to the Prospectus dated May 1, 2012, Loomis, Sayles & Company, L.P. will replace OppenheimerFunds, Inc. as sub-adviser to the Fund effective May 1, 2013.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

PM6100

Penn Series Funds, Inc.

Large Cap Value Fund

Supplement dated March 8, 2013 to the

Statement of Additional Information (“SAI”) dated May 1, 2012

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI

Portfolio Manager Changes for the Large Cap Value Fund (the “Fund”)

Effective February 28, 2013, Michael S. Levine replaced Mitch Williams as portfolio manager of the Fund, which is sub-advised by OppenheimerFunds, Inc. Mr. Levine will serve as the portfolio manager of the Fund until March 11, 2013, at which time Laton Spahr will replace Mr. Levine as portfolio manager of the Fund.

As a result of the foregoing, the information under the headings “Portfolio Managers — OppenheimerFunds, Inc.” is hereby deleted in its entirety and replaced with the following:

Compensation. Oppenheimer compensates the Fund’s portfolio manager. Under Oppenheimer’s compensation program for its portfolio managers and portfolio analysts, compensation is based primarily on the relative investment performance results of the funds or accounts they manage, rather than on the financial success of Oppenheimer. This is intended to align the portfolio managers and analysts’ interests with the success of the funds and accounts and their shareholders. The compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. A portfolio manager’s compensation is not directly based on the total value of assets they manage; however, higher total compensation potential is likely to align with greater assets under management. The compensation structure is intended to be internally and externally equitable and serve to reduce potential conflicts of interest arising from a portfolio manager’s responsibilities managing different funds or accounts.

Portfolio manager compensation generally consists of three components: a base salary, an annual bonus and eligibility to participate in long-term awards. In general, the average proportion of total compensation among these three components is as follows: base salary is 15%, annual bonus is 65%, and long-term awards are 20%.

The base pay component for each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions.

The annual bonus is calculated based on two factors: a formulaic performance portion and a discretionary portion. In general, the formulaic performance portion is a much larger part of the annual bonus than the discretionary portion. The formulaic performance portion of the annual bonus is measured against the one, three and five year performance, or performance since inception, as applicable, of the fund(s) relative to an appropriate Morningstar peer group category selected by senior management. The compensation structure is weighted towards long-term performance of the funds, with one year performance weighted at 20%, three year performance rated at 30%, and five year performance weighted at 50%. This formula has the effect of rewarding consistently above median performance, which best aligns the interests of the portfolio manager and the shareholder. Below median performance in all three periods results in an extremely low, and in some cases no, formulaic performance based bonus.

The discretionary portion of the annual bonus is determined by senior management of the Sub-Adviser and is based on a number of factors, including, management quality (such as style consistency, risk management, sector coverage, team leadership and coaching), contributions to marketing efforts and organizational development.

Finally, the long-term award component consists of grants in the form of appreciation rights in regard to the common stock of the Sub-Adviser’s holding company parent, restricted shares of such common stock, as well as deferred cash investments in the fund(s) managed by a portfolio manager. Portfolio managers must elect to receive either 20% or 40% of their long-term award component in the form of deferred cash investments in the fund(s) managed. Through this long-term award component, portfolio managers’ interests are further aligned with those of fund shareholders.

The compensation structure of other funds and/or accounts managed by a portfolio manager, if any, is generally the same as the compensation structure described above. A portfolio manager’s compensation with regard to other portfolios may be based on the performance of those portfolios compared to a peer group category that may be different from that described below.

The peer group category for the portfolio manager with respect to the Fund is Morningstar — Large Value.

Fund Shares Owned by Portfolio Manager.  Neither Mr. Levine nor Mr. Spahr beneficially own any shares of the Fund as of March 7, 2013.

Other Accounts.  In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below. The accounts listed below are not subject to performance-based advisory fees. The information below is provided as of February 28, 2013.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)*
Michael Levine**	8	$9.47	0	$0	1	$167.78
Laton Spahr***	0	$0	0	$0	0	$0

*	Does not include personal accounts of the portfolio manager and his family, which are subject to Oppenheimer Fund Inc.’s Code of Ethics.
**	Michael Levine will serve as portfolio manager of the Fund from February 28, 2013 to March 11, 2013.
***	Effective March 11, 2013, Laton Spahr will serve as portfolio manager of the Fund.

Conflicts of Interests.  As indicated above, a portfolio manager may also manage other funds and accounts. At different times, a portfolio manager may manage other funds or accounts with investment objectives and strategies similar to, or different from, those of the Fund. At times, those responsibilities could potentially conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund’s investment objectives and strategies. For example, a portfolio manager may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Sub-Adviser have the same management fee. If the management fee structure of another fund or account is more advantageous to the Sub-Adviser than the fee structure of the Fund, the Sub-Adviser could have an incentive to favor the other fund or account. However, the Sub-Adviser’s compliance procedures and Code of Ethics recognize the Sub-Adviser’s obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude a portfolio manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so.

As noted in the Fund’s Supplement dated February 25, 2013 to the Prospectus dated May 1, 2012, Loomis, Sayles & Company, L.P. will replace OppenheimerFunds, Inc. as sub-adviser to the Fund effective May 1, 2013.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

PM6103